UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 15, 2008
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On February 2, 2008, as previously disclosed, I-Flow Corporation, a Delaware corporation (“I-Flow” or the “Company”), AcryMed Incorporated, an Oregon corporation (“AcryMed”), Alaska Acquisition Subsidiary, Inc., an Oregon corporation (“Sub”), Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr., in their capacities as stockholders, and John A. Calhoun, in his capacity as the stockholder representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which I-Flow would acquire AcryMed.
     On February 15, 2008, the closing of the acquisition occurred. As a result, AcryMed is now a wholly owned subsidiary of I-Flow. Former AcryMed stockholders will receive an aggregate $25 million in cash from I-Flow in the Merger, subject to certain working capital adjustments and the other terms of the Merger Agreement (which, among other matters, require each former stockholder to submit a properly completed letter of transmittal and other documentation).
     At the closing, as contemplated by the Merger Agreement and the Escrow Agreement entered into in connection therewith, I-Flow deposited $2.5 million of the aggregate purchase price into an interest-bearing escrow account. The amount in escrow (plus accrued interest thereon) will be distributed to former AcryMed stockholders, less any amounts (plus accrued interest thereon) paid to I-Flow for indemnification claims, if any, pursuant to the Merger Agreement, promptly after the later of (a) February 15, 2009 or (b) the resolution of any disputed and pending indemnification claims. I-Flow also deposited the $250,000 stockholder representative expense fund contemplated by the Merger Agreement into the escrow account, which amount will be made available to the stockholder representative for the performance of his duties. Any unused portion of the stockholder representative fund will be paid to former AcryMed stockholders pursuant to the terms of the Escrow Agreement.
     As part of the acquisition, AcryMed’s key employees—Dr. Gibbins and Messrs. McMaken and Calhoun—entered into new, full-time employment agreements with AcryMed to actively continue AcryMed’s ongoing business. Dr. Gibbins, AcryMed’s Founder, will serve as Chief Technology Officer; Mr. McMaken will serve as President; and Mr. Calhoun will serve as Chief Financial Officer. The terms of the employment agreements are two years for each of Dr. Gibbins and Mr. McMaken, and one year for Mr. Calhoun. At the completion of Dr. Gibbins’ two-year employment term, I-Flow expects that he will enter into a normal and customary consulting agreement with AcryMed for a term of one year, providing for consulting services on an as-requested basis.
     At the closing, Dr. Gibbins and Mr. McMaken also entered into normal and customary four-year noncompetition agreements for the benefit of I-Flow and AcryMed (the “Noncompetition Agreements”). In consideration of compliance with the Noncompetition Agreements, I-Flow deposited at the closing $2 million ($1 million for each of Dr. Gibbins and Mr. McMaken) into interest-bearing escrow accounts. Assuming compliance with his relevant Noncompetition Agreement, each of Dr. Gibbins and Mr. McMaken will receive from the applicable escrow account, together with accrued interest thereon, the following amounts at the following dates: $500,000 on February 15, 2010, $250,000 on February 15, 2011 and $250,000 on February 15, 2012.

     AcryMed develops innovative infection control and wound healing products, including the proprietary nanoparticle treatment process for the silver coating on I-Flow’s ON-Q® SilverSoaker™ Catheters and has been treating the catheters since I-Flow developed the product line in 2005.
     The foregoing description of the acquisition and Noncompetition Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated into this report as Exhibit 2.1, and the Noncompetition Agreements, which are attached to this report as Exhibit 10.1 and Exhibit 10.2, all of which are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     I-Flow issued a press release on February 19, 2008, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference, in which I-Flow announced the closing of the AcryMed acquisition. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 2, 2008 by and among I-Flow Corporation, Alaska Acquisition Subsidiary, Inc., AcryMed Incorporated, Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr., in their capacities as stockholders, and John A. Calhoun, in his capacity as the stockholder representative (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on February 6, 2008).

10.1	Noncompetition Agreement dated as of February 15, 2008 by and among I-Flow Corporation, AcryMed Incorporated and Bruce L. Gibbins.

10.2	Noncompetition Agreement dated as of February 15, 2008 by and among I-Flow Corporation, AcryMed Incorporated and Jack D. McMaken.

99.1	Press Release of I-Flow Corporation dated February 19, 2008.
Forward-Looking Statements
     Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events.

Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: physician acceptance of infusion-based therapeutic regimens; implementation of the Company’s direct sales strategy; successful integration of the Company’s recent acquisition of AcryMed Incorporated and further development and commercialization of AcryMed’s technologies; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations, such as the Medicare Supplier Standards and the Food, Drug and Cosmetic Act, and Medicare’s and the FDA’s concurrence with management’s subjective judgment on compliance issues; the reimbursement system currently in place and future changes to that system; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the home health care industry. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2008

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 2, 2008 by and among I-Flow Corporation, Alaska Acquisition Subsidiary, Inc., AcryMed Incorporated, Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr., in their capacities as stockholders, and John A. Calhoun, in his capacity as the stockholder representative (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on February 6, 2008).

10.1	Noncompetition Agreement dated as of February 15, 2008 by and among I-Flow Corporation, AcryMed Incorporated and Bruce L. Gibbins.

10.2	Noncompetition Agreement dated as of February 15, 2008 by and among I-Flow Corporation, AcryMed Incorporated and Jack D. McMaken.

99.1	Press Release of I-Flow Corporation dated February 19, 2008.